UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2006

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

We have been informed that Lawrence Evans, our former Chairman of the Board and Chief Executive Officer, David McQuillin, our former Chief Executive Officer, and Lisa Zappala, our former Chief Financial Officer, have each received a “Wells Notice” letter from the staff of the United States Securities and Exchange Commission of possible civil enforcement action believed to be regarding our originally filed financial statements for fiscal years 2000-2004, which we restated in March 2005. We believe that the letters concern matters associated with historical financial statements which were superseded by our restated fiscal year 2000-2004 financial statements that we filed in March 2005 following a review initiated by the audit committee of our board of directors. A “Wells Notice” letter invites the recipient to address why a civil enforcement action is unnecessary or inappropriate. We previously disclosed in our Current Report on Form 8-K filed June 9, 2006 that AspenTech received a Wells Notice letter regarding these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: July 7, 2006	By:	/s/ Frederic G. Hammond
Senior Vice President and General Counsel